UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

Date of Report (Date of earliest event reported): January 26, 2004

                        OMEGA HEALTHCARE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

    MARYLAND                         1-11316                    38-3041398
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

                          9690 DEERECO ROAD, SUITE 100
                            TIMONIUM, MARYLAND 21093
                                 (410) 427-1700
                  (Address and telephone number of Registrant)

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Item 9. Regulation FD Disclosure

     On January 26, 2004, Omega Healthcare Investors, Inc. issued the press release attached hereto, and incorporated by reference herein, as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          OMEGA HEALTHCARE INVESTORS, INC.



                                          /s/    ROBERT O. STEPHENSON
                                          -------------------------------
                                          Name:  Robert O. Stephenson
                                          Title: Chief Financial Officer


Dated:  January 26, 2004


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